                                   WAIVER


    Waiver (this "WAIVER"), dated March 26, 1997 and effective as of December 31, 1996, by and among Communication Intelligence Corporation ("CIC" or the "COMPANY") and the signatories hereto (individually, an "INVESTOR" and collectively, the "INVESTORS").

    WHEREAS, CIC and the Investors are parties to a Registration Rights Agreement as of December 31, 1996 (the "REGISTRATION RIGHTS AGREEMENT");

    WHEREAS, CIC has requested the Investors to waive the Company's obligations to comply with those terms and provisions of the Registration Rights Agreement which obligate the Company to purchase, redeem or otherwise acquire the Preferred Shares and/or Common Shares and, in exchange therefor, CIC has agreed to (i) issue to the Investors executing and delivering this Waiver (on a pro rata basis) warrants to purchase an aggregate of 300,000 shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), (ii) waive its right to request that such Investors or subsequent Holders receive any default payments required to be made by the Company with respect to the Registration Rights Agreement in additional Preferred Shares in lieu of cash, and (iii) provide such Investors or subsequent Holders with the right to convert the Preferred Shares for Common Shares upon a Change in Control Transaction which occurs prior to the Restrictive Covenant Termination Date at an Applicable Percentage (as defined in the Designation) equal to 27.875%, all as provided below;

    WHEREAS, the Investors are willing to grant such waiver subject to the terms and conditions set forth herein;

    NOW, THEREFORE, it is agreed as follows:

    1. Subject to the terms and conditions contained herein (including those contained in paragraph 7), each Investor hereby irrevocably waives all of the Company's obligations to comply with those provisions of Sections 2(b)(v), 2(b)(vi), 2(b)(vii), 2(b)(viii), 10 and 11 of the Registration Rights Agreement that expressly obligate the Company to purchase, redeem or otherwise acquire any or all of the Preferred Shares and/or Common Stock.

    2. In consideration of the execution and delivery of this Waiver by the Investors pursuant to the terms hereof, upon effectiveness of this Waiver as provided in paragraph 7, the Company (a) shall issue to the Investors executing and delivering this Waiver (on a pro rata basis) five-year warrants to purchase an aggregate of 300,000 shares of Common Stock, at an exercise price of $2.00 per share (collectively, the "WARRANTS"), substantially in the form of the warrant certificate (the "WARRANT CERTIFICATE") attached hereto as EXHIBIT A, such Warrants to be delivered within five (5) business days after this Waiver has been executed and delivered by the holders of Preferred Shares representing in excess of 80% of the Preferred Shares issued and outstanding on the date hereof; (b) irrevocably waives its rights to request that the Investors or subsequent holders receive any default payments required to be made by the Company on the Preferred Shares pursuant to Section 2(b)(viii) of the Registration Rights Agreement in additional Preferred Shares in lieu of cash; and (c) agrees that, notwithstanding anything to the contrary contained in the Designation, such Investors or subsequent Holders shall have the right to convert any or all of their Preferred Shares for Common Shares pursuant to
Section 4 of the Designation at an Applicable Percentage (as defined in the Designation) equal to 27.875% at any time and from time to time after the earlier of (i) CIC's delivery of a notice of, (ii) 30 days prior to, (iii) the record date for, or (iv) execution of a definitive agreement concerning, a Change in Control Transaction which Change in Control Transaction occurs at any time prior to the Restrictive Covenant Termination Date.

    3. Capitalized terms used in this Waiver that are not defined herein shall have the meanings provided to such terms in the Registration Rights Agreement.

    4. This Waiver is limited as specified hereby and shall not otherwise modify other terms and provisions of the Registration Rights Agreement. This Waiver shall not modify the Registration Rights Agreement with respect to those holders of Preferred Shares who do not execute and deliver this Waiver prior to the date specified in paragraph 7 below.

    5. This Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereunder.

    6. This Waiver may be executed in any number of counterparts, and by different parties hereto on separate counterparts, each of which counterparts shall be deemed an original, but all of which together shall constitute one and the same instrument.

    7. This Waiver shall not become effective unless (i) holders representing in excess of 80% of the Preferred Shares issued and outstanding on the date hereof have executed and delivered this Waiver to the Company and (ii) counsel for the Company has executed and delivered to such holders an opinion of counsel, substantially in the form attached hereto as EXHIBIT B. Thereafter, this Waiver shall be effective as of December 31, 1996 (the "WAIVER EFFECTIVE DATE") and only those holders who have executed and delivered this Waiver prior to 11:00 a.m. Eastern Standard Time on March 28, 1997 shall be bound by this Waiver and shall be eligible to receive the consideration provided in paragraph 2 of this Waiver (including their pro rata portion of the Warrants). This Waiver is a valid, legal and binding obligation upon the parties hereto, enforceable against such parties in accordance with its terms. This Waiver shall not be effective against those holders of Preferred Shares who have not timely executed and delivered this Waiver to the Company.

    8. From and after the Waiver Effective Date, all references to the Registration Rights Agreement in the Investment Agreement and the Designation shall be deemed to be references to the Registration Rights Agreement as modified hereby. The Company agrees that all Common Stock issuable upon exercise of the Warrants shall be included within the definitions of Registrable Securities under the Registration Rights Agreement.

    9. REPRESENTATIONS AND WARRANTIES OF CIC. CIC hereby makes the following representations and warranties to each of the Investors executing and delivering this Waiver as of the date hereof:

         (a) AUTHORIZATION; ENFORCEMENT. (i) CIC has the requisite corporate power and authority to enter into and perform this Waiver and the Warrant Certificate and to issue the Warrants and the Common Stock issuable upon exercise of the Warrants (the "UNDERLYING SHARES") in accordance with the terms thereof, (ii) the execution and delivery of this Waiver and the Warrant Certificate by CIC and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Warrants and the Underlying Shares, have been duly authorized by all necessary corporate action, and no further consent or authorization of CIC or its Board of Directors or stockholders is required, (iii) this Waiver and the Warrant Certificate have been duly executed and delivered by CIC, and (iv) this Waiver and the Warrant Certificate constitute valid and binding obligations of CIC enforceable against CIC in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws, or by the laws relating to the enforcement of creditors' rights and remedies generally or by other equitable principles of general application.

         (b) ISSUANCE OF COMMON STOCK. The Underlying Shares are duly authorized and reserved for issuance and, upon such exercise in accordance with the Warrant Certificate, such Underlying Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and provided that the Common Stock is then traded on the NASDAQ SmallCap Market, the Underlying Shares will be entitled to be traded on the NASDAQ SmallCap Market, and the holders of such Underlying Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock.
The outstanding Common Stock are currently listed on the NASDAQ SmallCap Market.

         (c) NO CONFLICTS. The execution, delivery and performance of this Waiver and the Warrant Certificate by CIC and the consummation by CIC of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of CIC's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which CIC or any of its subsidiaries is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to CIC or any of its subsidiaries or by which any property or asset of CIC or any of its subsidiaries is bound or affected. CIC is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Waiver and the Warrant Certificate or issue the Warrants in accordance with the terms thereof or the Underlying Shares upon exercise thereof, except for the registration provisions provided in the Registration Rights Agreement, provided that, for purposes of the representation made in this sentence, CIC is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors in the Investment Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered, as of the date first above written.


                        COMMUNICATION INTELLIGENCE CORPORATION


                        By:
                           ---------------------------------------------
                             Name:
                             Title:


                        INVESTORS

                        ANVIL INVESTMENT PARTNERS, L.P.
                        By: Anvil Investors, Inc., as general partner


                        By:
                           ---------------------------------------------
                             Mark S. Zucker
                             President


                        OTATO LIMITED PARTNERSHIP


                        By:
                           ---------------------------------------------
                             Name:
                             Its:


                        PRAIRIE PATH CORPORATION


                        By:
                           ---------------------------------------------
                             Name:
                             Its:

                        GLOBAL BERMUDA LIMITED PARTNERSHIP
                        By:   Global Capital Management
                        Its:   General Partner


                        By:
                           ---------------------------------------------
                             Name:
                             Title:


                        MERCED PARTNERS LIMITED PARTNERSHIP
                        By:  Global Capital Management
                        Its:  General Partner


                        By:
                           ---------------------------------------------
                             Name:
                             Title:


                        LAKESHORE INTERNATIONAL LTD.
                        By:  Global Capital Management
                        Its:  General Partner


                        By:
                           ---------------------------------------------
                             Name:
                             Title:


                        ELLIOTT ASSOCIATES, L.P.


                        By:
                           ---------------------------------------------
                             Paul E. Singer
                             General Partner


                        WESTGATE INTERNATIONAL, L.P.
                        By:  MARTLEY INTERNATIONAL, INC.,
                             as Attorney-In-Fact


                        By:
                           ---------------------------------------------
                             Paul E. Singer
                             President


                        JMG CAPITAL PARTNERS, L.P.


                        By:
                           ---------------------------------------------
                             Jonathan Glaser
                             General Partner

                        RAVICH REVOCABLE TRUST OF 1989


                        By:
                           ---------------------------------------------
                             Name:
                             Its:


                        SALOMON BROTHERS INC


                        By:
                           ---------------------------------------------
                             Name:
                             Its:


                        UBS SECURITIES, LLC


                        By:
                           ---------------------------------------------
                             Name:
                             Title: